UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 15, 2009

AMERICAN PATRIOT CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-113270
(Commission File Number)

36-4536633
(IRS Employer Identification No.)

Suite 29-303 La Ronge Avenue, La Ronge, Saskatchewan, S0J 1L0
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 604.693.0177

Midwest Uranium Corporation
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective April 15, 2009, we completed a merger with our subsidiary, American Patriot Corp., a Nevada corporation which was incorporated solely to effect a change in our name. As a result, we have changed our name from “Midwest Uranium Corporation” to “American Patriot Corp.”.

Item 7.01 Regulation FD Disclosure

The name change became effective with the Over-the-Counter Bulletin Board at the opening for trading on April 15, 2009 under the new stock symbol “APAT”. Our new CUSIP number is 02883P 102.

Item 9.01 Financial Statements and Exhibits.

3.1	Articles of Merger filed with the Secretary of State of Nevada on April 9, 2009 and which is effective April 15, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN PATRIOT CORP.

By: /s/ Colt Wohlers
Colt Wohlers
President and Director

Date: April 20, 2009